UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 25, 2023, Vista Outdoor Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). On June 1, 2023, the record date for the Annual Meeting, there were 57,984,261 shares of Company common stock outstanding, of which 47,818,827 were present or represented by proxy at the Annual Meeting for purposes of establishing a quorum.

At the Annual Meeting, the Company’s stockholders approved the following matters:

a.the election of Michael Callahan, Gary L. McArthur, Gerard Gibbons, Mark A. Gottfredson, Bruce E. Grooms, Michael D. Robinson, Robert M. Tarola and Lynn M. Utter to the Company’s board of directors for terms expiring at the Company’s 2024 annual meeting of stockholders;
b.on an advisory basis, the fiscal year 2023 compensation of the Company’s named executive officers; and
c.the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

Set forth below are the number of votes cast for and against or withheld (as applicable) on each matter presented at the Annual Meeting, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter:

	Votes For	Against	Votes Withheld	Broker Non-Votes
(1) Election of Directors
Michael Callahan	38,350,469	1,838,217	56,326	7,573,815
Gerard Gibbons	35,520,702	4,670,696	53,614	7,573,815
Mark A. Gottfredson	38,366,446	1,829,533	49,033	7,573,815
Bruce E. Grooms	39,913,813	279,077	52,122	7,573,815
Gary L. McArthur	39,927,706	268,253	49,053	7,573,815
Michael D. Robinson	39,189,312	1,002,346	53,354	7,573,815
Robert M. Tarola	39,869,063	324,145	51,804	7,573,815
Lynn M. Utter	39,710,690	481,870	52,452	7,573,815

	Votes For	Against	Abstain	Broker Non-Votes
(2) Advisory Vote on 2023 Named Executive Officer Compensation	39,231,298	864,540	149,174	7,573,815

	Votes For	Against	Abstain	Broker Non-Votes
(3) Ratification of the Appointment of Deloitte & Touche LLP for the fiscal year ending March 31, 2024	47,512,332	246,579	59,916	N/A

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	The cover page from the Company's Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

		By:	/s/ Jeffrey A. Ehrich
		Name:	Jeffrey A. Ehrich
		Title:	General Counsel & Corporate Secretary (Interim)

Date:	July 31, 2023

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